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                                                                   EXHIBIT 10.25


                                   AMENDMENT
                                       TO
               APACHE CORPORATION RETIREMENT/401(k) SAVINGS PLAN

     Apache Corporation ("Apache") maintains the Apache Corporation Retirement/401(k) Savings Plan (the "Plan"). Pursuant to section 10.4 of the Plan, Apache has retained the right to amend the Plan. Apache hereby exercises that right by substituting the following Appendix G for the existing Appendix G to the Plan, effective as of January 1, 1996.

                                   Appendix G

                               Citation Oil & Gas

                                  Introduction

     Apache Corporation, MW Petroleum Corporation, and Apache Energy Resources Corporation (collectively, "Apache Companies") and Citation 1994 Investment Limited Partnership ("Citation 1994 Limited") entered into a certain purchase and sale agreement entitled "Purchase and Sale Agreement by and between Apache Corporation, MW Petroleum Corporation, and Apache Energy Resources Corporation (Sellers) and Citation 1994 Investment Limited Partnership (Buyer)" whereby Apache Companies sold certain properties to Citation 1994 Limited. In connection with this transaction, Citation 1994 Limited, through its general partner, Citation Oil & Gas Corporation ("Citation"), hired certain employees of Apache effective September 1, 1995 ("Transferred Employees"). In connection with this transaction, certain Apache employees were terminated by Apache, but were not hired by Citation ("Terminated Employees").

     This Appendix contains special provisions that apply to the Transferred Employees and the Terminated Employees. Capitalized terms in this Appendix have the same meanings as those given them in the Plan.

                                    Vesting

     The Accounts of the Transferred Employees and the Terminated Employees shall be fully vested as of September 1, 1995.

                                 Participation

     Notwithstanding section 2.1, if a Transferred Employee is rehired by Apache or any Affiliated Entity, the Transferred Employee shall be eligible to begin to make Participant Before-Tax Contributions, and shall be eligible to participate in the Plan with respect to the 6% Company Mandatory Contribution, on the date he or she again becomes a Covered Employee. Notwithstanding paragraph 3.1(b)(i), a sale of Company Stock from a Transferred Employee's Accounts before he or she is rehired shall not, by itself, cause the Transferred Employee's matching percentage to be less than 100%.

                                 Distributions

     While a Transferred Employee is employed by Citation or by any business then treated as a single employer with Citation pursuant to Code section 414(b), 414(c), 414(m), or 414(o) (a "Current Citation Employee"), the Current Citation Employee shall be treated as a Participant who has terminated employment with Apache and Affiliated Entities for purposes of determining his or her withdrawal options from his or her Company Contributions Account. A Current Citation Employee shall be treated as an Employee for purposes of determining his or her withdrawal options from his or her Participant Before-Tax Contributions Account.
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                                     Loans

     A Current Citation Employee may borrow from the Plan pursuant to section
7.2 only if he or she is a party in interest (within the meaning of ERISA section 3(14)) with respect to the Plan.


                            -- END OF APPENDIX G --


     IN WITNESS WHEREOF, this Amendment has been executed the date set forth below.


                                   APACHE CORPORATION


                                   By:  /s/ Roger B. Rice
                                      -----------------------------
Date: July 25, 1996                Its:  Vice President
     ----------------------            ----------------------------





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                                   AMENDMENT
                                       TO
               APACHE CORPORATION RETIREMENT/401(k) SAVINGS PLAN

     Apache Corporation ("Apache") maintains the Apache Corporation Retirement/401(k) Savings Plan (the "Plan"). Pursuant to section 10.4 of the Plan, Apache has retained the right to amend the Plan. Apache hereby exercises that right by amending the Plan, by adding the following Appendix H to the Plan, effective as of January 1, 1996.

                                   Appendix H

                           Producers Energy Marketing

                                  Introduction

     Producers Energy Marketing LLC ("ProEnergy") was formed in 1995 to market the production of Apache and other independent oil companies. Initially, Apache owned approximately 57% of ProEnergy. Several employees of Apache were transferred to ProEnergy between January 1, 1996 and March 31, 1996 ("Transferred Employees").

     This Appendix contains special provisions that apply only to the Transferred Employees. Capitalized terms in this Appendix have the same meanings as those given them in the Plan.

                                    Vesting

     The Accounts of each Transferred Employee shall be fully vested as of the date he or she was transferred to ProEnergy. If a Transferred Employee is rehired by Apache or an Affiliated Entity, a new Company Contributions Account shall be established for all Company Matching Contributions (other than QMACs) and all Company Mandatory Contributions (other than QNECs) that are made on behalf of the Participant as of any date after his or her rehire by Apache or an Affiliated Entity. Whenever any Participant becomes fully vested in two separate Company Contributions Accounts, those Accounts shall be merged into one Company Contributions Account.

                                 Participation

     Notwithstanding section 2.1, if a Transferred Employee is rehired by Apache or any Affiliated Entity, the Transferred Employee shall be eligible to begin to make Participant Before-Tax Contributions, and shall be eligible to participate in the Plan with respect to the 6% Company Mandatory Contribution, on the date he or she again becomes a Covered Employee. Notwithstanding paragraph 3.1(b)(i), a sale of Company Stock from a Transferred Employee's Accounts before he or she is rehired shall not, by itself, cause the Transferred Employee's matching percentage to be less than 100%.

                              Transfer of Accounts

     The Committee is authorized to transfer the Accounts of any or all Transferred Employees, without the consent of any Transferred Employee, directly to a plan sponsored by ProEnergy that is designed to satisfy the requirements of Code section 401(a). The Committee is also authorized to transfer the Accounts of any Participant who becomes employed by ProEnergy or by any business then treated as a single employer with ProEnergy pursuant to Code section 414(b), 414(c), 414(m), or 414(o). The following provisions regarding loans and distributions from this Plan apply only until a Participant's Accounts are transferred to ProEnergy's plan.




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                                 Distributions

     While a Transferred Employee is employed by ProEnergy or by any business then treated as a single employer with ProEnergy pursuant to Code section 414(b), 414(c), 414(m), or 414(o) (a "Current ProEnergy Employee"), the Current ProEnergy Employee shall be treated as a Participant who has terminated employment with Apache and Affiliated Entities for purposes of determining his or her withdrawal options from his or her Company Contributions Account. A Current ProEnergy Employee shall be treated as an Employee for purposes of determining his or her withdrawal options from his or her Participant Before-Tax Contributions Account.

                                     Loans

     A Current ProEnergy Employee may borrow from the Plan pursuant to section
7.2 only if he or she is a party in interest (within the meaning of ERISA section 3(14)) with respect to the Plan. (Note: a Current ProEnergy Employee is a party-in-interest with respect to the Plan while Apache and Affiliated Entities own, directly or indirectly, 50% or more of ProEnergy.) Notwithstanding subsection 7.2(e), the loan repayments shall be not accelerated, and the loan shall not be payable in full on the date the Borrower ceases to be a party-in-interest, if the reason that the Borrower ceases to be a party-in-interest is because Apache and Affiliated Entities decrease their ownership of ProEnergy and its affiliated entities.


                            -- END OF APPENDIX H --


     IN WITNESS WHEREOF, this Amendment has been executed the date set forth below.


                               APACHE CORPORATION


                               By:  /s/ Roger B. Rice
                                  ---------------------------
Date: July 25, 1996            Its:  Vice President
     ------------------            --------------------------




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